SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 15, 2000

                         MANPOWER INC.
     (Exact name of registrant as specified in its charter)



       Wisconsin                     1-10686                  39-1672779
(State or other jurisdiction  (Commission file number)     (IRS Employer
      of incorporation)                                   Identification No.)


                    5301 North Ironwood Road
                   Milwaukee, Wisconsin 53217
            (Address of principal executive offices)



Registrant's telephone number, including area code: (414) 961-1000

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Item 5.  Other Events.

     On February 15, 2000, Manpower Inc. (the "Company") announced its financial results for the fourth quarter and year ended
December 31, 1999. The Company's press release issued February 15, 2000 is attached as an exhibit to this report and is incorporated herein by reference (except for references to the Company's website or information contained herein). The Company is also making available certain operating unit results for the three months and years ended
December 31, 1999 and 1998.


Item 7.  Exhibits.

Exhibit No.         Description

  99.1 Press Release dated February 15, 2000

  99.2 Operating Unit Results

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                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MANPOWER INC.


Date:  February 15, 2000           /s/ Michael J. Van Handel
                                   -----------------------------
                                   Michael J. Van Handel
                                   Senior Vice President - Chief Financial
                                   Officer and Secretary

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                          EXHIBIT INDEX

Exhibit No.         Description

  99.1 Press Release dated February 15, 2000

  99.2 Operating Unit Results